United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2007

Franklin Lake Resources Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-21812	52-2352724
(State of incorporation)	(Commission File Number)	(IRS Employer ID No.)

172 Starlite Street, So. San Francisco, CA 90480	(650) 588-0425
(Address of principal executive offices)	(Telephone No.)

_____________N / A__________________
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 245 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 8.01 Other Events

The company is planning its largest test to date, five tons of material from the playa, in an attempt to get a reliable indicator of the validity of its process. Father Ofiesh, president, has invested $20,000 and will invest $80,000 over the next few months, a total of $100,000, all by exercising options. Another stockholder has invested $25,000 in a private placement. The audit for the fiscal year ended October 31, 2006, has been completed and the corresponding Annual Report on Form 10-KSB was timely filed with the SEC.

Item 9.01 Exhibits

Exhibit No. 99.1 - Press Release announcing the information described in Item 8.01.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated February 15, 2007

FRANKLIN LAKE RESOURCES INC.
(REGISTRANT)

By ___/s/ Father Gregory Ofiesh__
President and CEO

FRANKLIN LAKE RESOURCES INC.
(registrant)